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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                ------------------

                                    FORM 8-K

                                ------------------

                                  CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): NOVEMBER 14, 2002



                              TEL OFFSHORE TRUST
           (Exact name of Registrant as specified in its charter)


                TEXAS                     1-6910                76-6004064
   (State or other jurisdiction of     (Commission           (I.R.S. Employer
    incorporation or organization)     File Number)         Identification No.)



        JPMORGAN CHASE BANK, TRUSTEE
        INSTITUTIONAL TRUST SERVICES
              700 LAVACA STREET
                AUSTIN, TEXAS                                     78701
 (Address of principal executive offices)                      (Zip Code)


      Registrant's Telephone Number, including area code: (512) 479-2562


                                NOT APPLICABLE
            (Former name, former address and former fiscal year,
                        if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is the certification of JPMorgan Chase Bank, not in its individual capacity, but solely as trustee of the Registrant, under Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TEL OFFSHORE TRUST

                                 By: JPMorgan Chase Bank, as Corporate Trustee



                                 By: /s/ Mike Ulrich
                                    ----------------------------------------
                                         Mike Ulrich
                                         Vice President and Trust Officer

Date: November 14, 2002


Exhibit Index

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

Exhibit Number         Description
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
    99.1           Certification by JPMorgan Chase Bank, as Trustee of the Registrant
                   furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
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